UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): November 14, 2017 (November 14, 2017)

WHEELER REAL ESTATE INVESTMENT TRUST, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-35713	45-2681082
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2529 Virginia Beach Blvd., Suite 200

Virginia Beach, VA 23452

Registrant’s telephone number, including area code: (757) 627-9088

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 1 4a- 12 under the Exchange Act (17 CFR 240.1 4a- 12)

☐	Pre-commencement communications pursuant to Rule 1 4d-2(b) under the Exchange Act (17 CFR 240.1 4d-2(b))

☐	Pre-commencement communications pursuant to Rule 1 3e-4(c) under the Exchange Act (17 CFR 240.1 3e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

ITEM 7.01	REGULATION FD DISCLOSURE

Wheeler Real Estate Investment Trust, Inc. (the “Company”) prepared an investor presentation (the “Investor Presentation”) that the Company plans to host on its website beginning on November 14, 2017. In addition, the Company intends to use the Investor Presentation at various investor meetings beginning on November 14, 2017. The Investor Presentation is attached as Exhibit 99.1 to the Current Report on Form 8-K and is incorporated herein by reference.

On November 14, 2017 the Investor Presentation will be available through the investor relations page of the Company’s website at http://ir.stockpr.com/whlr/overview.

The Company considers portions of this Current Report on Form 8-K to contain “forward-looking” statements as defined in the Private Securities Litigation Reform Act of 1995. When the Company uses words such as “may,” “will,” “intend,” “should,” “believe,” “expect,” “anticipate,” “project,” “estimate” or similar expressions that do not relate solely to historical matters, it is making forward-looking statements. Forward-looking statements are not guarantees of future performance and involve risks and uncertainties that may cause the actual results to differ materially from the Company’s expectations discussed in the forward-looking statements. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions it can give no assurance that expected results will be achieved, and actual results may differ materially from expectations. Specifically, the Company’s statements regarding: (i) the anticipated implementation and the ability to create value through the Company’s growth, acquisition, anchor tenant backfills, leasing and disposition strategies; (ii) the Company’s ability to scale general and administrative costs as it acquires assets; (iii) the ability of the remerchandising plan for Shoppes at Myrtle Park to create a greater, stronger draw to the center; (iv) the Company’s ability to secure longer lease terms and exercise rent options with rent increases due to capital investments by retailers; (v) the opportunity of new leasing due to retailers reducing square footage; (vi) the ability of strategic leasing to allow for supportive co-tenancy and cross shopping; (vii) the Company’s ability to receive lease income through the full lease terms; (viii) the future generation of value to the Company from the acquisition of service orientated retail properties in secondary and tertiary markets; (ix) the ability of the Company to acquire service oriented retail properties; (x) the ability of ‘necessity-based’ products or services to be less impacted by e-commerce or fluctuations in the economy; (xi) the expected fee income from leasing and management services; (xii) the anticipated completion and revenue from Columbia Firehouse, Folly Road Crossing and Sea Turtle Marketplace redevelopment; and (xiii) 2017 AFFO guidance and 2017 4th Quarter AFFO guidance are forward-looking statements. These statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, some of which are beyond our control, are difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements. For these reasons, among others, investors are cautioned not to place undue reliance upon any forward-looking statements in this Current Report on Form 8-K. For additional factors that could cause the operations of the Company to differ materially from those indicated in the forward-looking statements are discussed in the Company’s filings with the U.S. Securities and Exchange Commission, which are available for review at www.sec.gov. The Company undertakes no obligation to publicly revise these forward-looking statements to reflect events or circumstances that arise after the date hereof.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Financial statement of businesses acquired.

Not Applicable.

(b)	Pro forma financial information.

Not applicable.

EXHIBIT INDEX

Number	Description of Exhibit

99.1	The Company’s Investor Presentation.

(c)	Shell company transactions.

Not Applicable.

(d)	Exhibits.

99.1	The Company’s Investor Presentation.

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WHEELER REAL ESTATE INVESTMENT TRUST, INC.

By:	/s/ Jon S. Wheeler
Jon S. Wheeler
Chairman and Chief Executive Officer

Dated: Novemebr 14, 2017